INSTRUMENT OF AMENDMENT TO THE
MDU RESOURCES GROUP, INC.
401(k) RETIREMENT PLAN

The MDU Resources Group, Inc. 401(k) Retirement Plan as restated June 1, 2009 (the “Plan”), is hereby further amended, effective January 1, 2010, as follows:

1.	By replacing the table in Supplement D-1 Provisions Relating to the Profit Sharing Feature for Certain Participating Affiliates, with the following table:

Participating Affiliate	Current Effective Date (Original Effective Date)
Anchorage Sand & Gravel Company, Inc. (excluding President)	January 1, 1999
Baldwin Contracting Company, Inc.	January 1, 1999
Bell Electrical Contractors, Inc.	January 1, 2002
Bitter Creek Pipelines, LLC1	January 1, 2001
Concrete, Inc.	January 1, 2001
Connolly-Pacific Co.	January 1, 2007
DSS Company2	January 1, 2004 (July 8, 1999)
E.S.I., Inc.	January 1, 2008 (January 1, 2003)
Fairbanks Materials, Inc.	May 1, 2008
Frebco, Inc.	January 1, 2008 (July 1, 2000)
Granite City Ready Mix, Inc.	June 1, 2002
Hawaiian Cement (non-union employees hired after December 31, 2005)	January 1, 2009
Jebro Incorporated	November 1, 2005
Kent’s Oil Service	January 1, 2007
KRC Aggregate, Inc.	January 1, 2003
Knife River Corporation – Northwest (the Central Oregon Division, f/k/a HTS)	January 1, 2010 (January 1, 1999)

Participating Affiliate	Current Effective Date (Original Effective Date)
Knife River Corporation – Northwest (the Southern Idaho Division)	January 1, 2010 (January 1, 2006)
Knife River Corporation – Northwest (the Spokane Division)	January 1, 2010 (January 1, 2006)
Knife River Corporation - South (f/k/a Young Contractors, Inc.)	January 1, 2008 (January 1, 2007)
LTM, Incorporated	January 1, 2003
Montana-Dakota Utilities Co. (including union employees)	January 1, 2008
Wagner Industrial Electric, Inc.	January 1, 2008
Wagner Smith Equipment Co.	January 1, 2008 (July 1, 2000)
WBI Holdings, Inc.1	January 1, 2009
WHC, Ltd.	September 1, 2001
Williston Basin Interstate Pipeline Company1	January 1, 2009

Explanation: This amendment recognizes that effective January 1, 2010, Hap Taylor & Sons, Inc., Knife River – Southern Idaho, and Knife River – Spokane became divisions of Knife River Corporation – Northwest with no profit sharing feature changes.

2.
By renaming Supplement D-5 Provisions Relating to the Morse Bros., Inc. Retirement Contribution Feature as Provisions Relating to the Knife River Corporation – Northwest (Western Oregon Division, f/k/a MBI) Retirement Contribution Feature and replacing Section D-5-1 Introduction of Supplement D-5, in its entirety, with the following:

D-5-1 Introduction.  Effective September 1, 2004, Morse Bros., Inc. a Participating Affiliate in the Plan, established the Retirement Contribution Feature described in this Supplement. Effective January 1, 2010, Morse Bros., Inc. will change its legal name to Knife River Corporation – Northwest (“KRC–NW”), and will continue to maintain this Retirement Contribution Feature for its Western Oregon Division employees. This Supplement does not apply to Participants employed by any other divisions of KRC-NW.

Explanation:  This amendment recognizes the legal name change for Morse Bros., Inc. to Knife River Corporation – Northwest (the Western Oregon Division, f/k/a MBI).

3.	By replacing Morse Bros. Inc. with Knife River Corporation – Northwest and MBI with Western Oregon Division wherever they appear throughout the Supplement D-5 and Schedule A.

Explanation:  This amendment recognizes the name change for Morse Bros., Inc. to Knife River Corporation - Northwest.

4.	Effective January 1, 2010, by replacing the following paragraph for Rogue Aggregates, Inc. on Schedule A to the Plan.

Knife River Corporation – Northwest (the Southern Oregon Division, f/k/a Rogue) shall make a matching contribution equal to one hundred percent (100%) of each Southern Oregon Division employee’s participating savings contribution, up to the Participants maximum savings contributions of ten (10%) of compensation for each pay period.

Effective April 1, 1994 and as amended January 1, 2010.

Explanation:  This amendment recognizes that effective January 1, 2009, Rogue Aggregates, Inc. became a division of Knife River Corporation – Northwest with no matching contribution change.

IN WITNESS WHEREOF, MDU Resources Group, Inc., as Sponsoring Employer of the Plan, has caused this Supplement to be duly executed by a member of the MDU Resources Group, Inc. Employee Benefits Committee on this 5th day of January, 2010.

MDU RESOURCES GROUP, INC.
EMPLOYEE BENEFITS COMMITTEE

By:	/s/ Vernon A. Raile
Vernon A. Raile, Chairman